Exhibit(h)(6)

                             FIRST AMENDMENT TO FUND
                          ACCOUNTING SERVICES AGREEMENT

         This Amendment is made as of the 19th day of March, 2003, to each Fund Accounting Services Agreement listed on Schedule A (the "Agreement") between the Funds listed thereon, on behalf of the Portfolios listed thereon, and Scudder Fund Accounting Corporation ("FUND ACCOUNTING").

         The parties agree to amend the Agreement by inserting as a new second paragraph under the section entitled "Miscellaneous" the following:

         FUND ACCOUNTING is authorized to delegate to such agents as FUND ACCOUNTING may deem desirable to assist it in performing its duties under the Agreement, provided that (i) the Fund's Board of Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the Fund or Deutsche Investment
         Management Americas Inc., has given its prior approval to any such delegation, (ii) FUND ACCOUNTING is responsible for compensating any such agent, and (iii) FUND ACCOUNTING shall be as fully responsible and liable to the Fund for the acts or omissions of any such agents as it is for its own acts and omissions under the Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officer as of the day and year first set forth above.


                                       EACH FUND LISTED ON SCHEDULE A

                                       By:  /s/Richard T. Hale
                                            ---------------------------
                                            Richard T. Hale
                                            President

                                       SCUDDER FUND ACCOUNTING CORPORATION

                                       By:  /s/William G. Butterly, III
                                            ---------------------------
                                            William G. Butterly, III
                                            Director & Vice President

                                                        SCHEDULE A
                                                            TO
                                                  FIRST AMENDMENT TO FUND
                                               ACCOUNTING SERVICES AGREEMENT
                                               -----------------------------


                                                                                                Date of Fund
                                                                                                 Accounting
                     Fund                                       Portfolio                     Services Agreement
                     ----                                       ---------                     ------------------
Scudder Aggressive Growth Fund                                                              December 31, 1997

Scudder Blue Chip Fund                                                                      December 31, 1997

Scudder Dynamic Growth Fund                                                                 December 31, 1997

Scudder Equity Trust                            Scudder-Dreman Financial Services Fund      March 2, 1998

Scudder Growth Fund                             Scudder Growth Fund                         December 31, 1997

Scudder Investors Trust                         Scudder S&P 500 Stock Fund                  March 31, 2000

Scudder New Europe Fund, Inc.                   Scudder New Europe Fund                     September 3, 1999

Scudder Target Fund                             Scudder Target 2010 Fund                    December 31, 1997

                                                Scudder Target 2011 Fund                    December 31, 1997

                                                Scudder Target 2012 Fund                    December 31, 1997

                                                Scudder Target 2013 Fund                    December 31, 1997

                                                Scudder Retirement Fund - Series V          December 31, 1997

                                                Scudder Retirement Fund - Series VI         December 31, 1997

                                                Scudder Retirement Fund - Series VII        December 31, 1997

                                                Scudder Worldwide 2004 Fund                 December 31, 1997

Scudder Technology Fund                                                                     December 31, 1997

                                                                                                Date of Fund
                                                                                                 Accounting
                     Fund                                       Portfolio                     Services Agreement
                     ----                                       ---------                     ------------------

Scudder Total Return Fund                                                                   December 31, 1997

Scudder Focus Value Plus Growth Fund                                                        December 31 1997

Scudder Value Series, Inc.                      Scudder Contrarian Fund                     December 31, 1997

                                                Scudder-Dreman High Return Equity Fund      December 31, 1997

                                                Scudder-Dreman Small Cap Value Fund         December 31, 1997

Scudder High Income Series                      Scudder High Income Fund                    December 31, 1997

Scudder State Tax-Free Income Series            Scudder California Tax-Free Income Fund     December 31, 1997

                                                Scudder New York Tax-Free Income Fund       December 31, 1997

                                                Scudder Florida Tax-Free Income Fund        December 31, 1997

Scudder Strategic Income Fund                                                               December 31, 1997

Scudder U.S. Government Securities Fund                                                     December 31, 1997

Scudder Variable Series II                      Scudder Money Market Portfolio              December 31, 1997

                                                Scudder Total Return Portfolio              December 31, 1997

                                                Scudder High Income Portfolio               December 31, 1997

                                                Scudder Growth Portfolio                    December 31, 1997

                                                Scudder Government Securities Portfolio     December 31, 1997



                                       2

                                                                                                Date of Fund
                                                                                                 Accounting
                     Fund                                       Portfolio                     Services Agreement
                     ----                                       ---------                     ------------------

                                                Scudder International Select Equity         May 1, 1998
                                                Portfolio

                                                Scudder Small Cap Growth Portfolio          December 31, 1997

                                                Scudder Investment Grade Bond Portfolio     December 31, 1997

                                                Scudder Contrarian Value Portfolio          December 31, 1997

                                                SVS Dreman Small Cap Value Portfolio        December 31, 1997

                                                SVS Focus Value+Growth Portfolio            December 31, 1997

                                                Scudder Blue Chip Portfolio                 December 31, 1997

                                                Scudder Strategic Income Portfolio          December 31, 1997

                                                SVS Dreman High Return Equity Portfolio     May 1, 1998

                                                SVS Dreman Financial Services Portfolio     May 1, 1998

                                                Scudder Global Blue Chip Portfolio          May 5, 1998

                                                Scudder Aggressive Growth Portfolio         May 1, 1999

                                                Scudder Technology Growth Portfolio         May 1, 1999

                                                SVS Index 500 Portfolio                     September 1, 1999


                                       3

                                                                                                Date of Fund
                                                                                                 Accounting
                     Fund                                       Portfolio                     Services Agreement
                     ----                                       ---------                     ------------------

                                                SVS Janus Growth Opportunities Portfolio    October 29, 1999

                                                SVS Janus Growth and Income Portfolio       October 29, 1999

                                                SVS Eagle Focused Large Cap Growth          October 29, 1999
                                                Portfolio

                                                SVS Invesco Dynamic Growth Portfolio        May 1, 2001

                                                SVS Turner Mid Cap Growth Portfolio         May 1, 2001

                                                SVS Oak Strategic Equity Portfolio          May 1, 2001

                                                SVS Davis Venture Value Portfolio           May 1, 2001

                                                SVS MFS Strategic Value Portfolio           May 1, 2002

Scudder High Income Trust                                                                   December 31, 1997

Scudder Intermediate Government Trust                                                       December 31, 1997

Scudder Multi-Market Income Trust                                                           December 31, 1997

Scudder Municipal Income Trust                                                              December 31, 1997

Scudder Strategic Income Trust                                                              December 31, 1997

Scudder Strategic Municipal Income Trust                                                    December 31, 1997

Cash Account Trust                              Money Market Portfolio                      December 31, 1997


                                       4

                                                                                                Date of Fund
                                                                                                 Accounting
                     Fund                                       Portfolio                     Services Agreement
                     ----                                       ---------                     ------------------

                                                Government Securities Portfolio             December 31, 1997

                                                Tax-Exempt Portfolio                        December 31, 1997

Cash Equivalent Fund                            Money Market Portfolio                      December 31, 1997

                                                Government Securities Portfolio             December 31, 1997

                                                Tax-Exempt Portfolio                        December 31, 1997

Investors Cash Trust                            Government Securities Portfolio             December 31, 1997

                                                Treasury Portfolio                          December 31, 1997

Investors Municipal Cash Fund                   Investors Florida Municipal Cash Fund       December 31, 1997

                                                Investors Michigan Municipal Cash Fund      December 31, 1997

                                                Investors New Jersey Municipal Cash Fund    December 31, 1997

                                                Investors Pennsylvania Municipal Cash Fund  December 31, 1997

                                                Tax-Exempt New York Money Market Fund       December 31, 1997

Tax-Exempt California Money                                                                 December 31, 1997
Market Fund

Scudder Money Funds                             Scudder Money Market Fund                   December 31, 1997

                                                Scudder Government Money Fund               December 31, 1997

                                                Scudder Tax-Exempt Money Fund               December 31, 1997

Scudder YieldWise Funds                         Scudder YieldWise Money Fund                December 31, 1997


                                       5

                                                                                                Date of Fund
                                                                                                 Accounting
                     Fund                                       Portfolio                     Services Agreement
                     ----                                       ---------                     ------------------

                                                Scudder YieldWise Government Money Fund     November 30, 1998

                                                Scudder YieldWise Municipal Money Fund      November 30, 1998

Scudder Portfolios                              Scudder Cash Reserves Fund                  December 31, 1997


                                       6